Annual Shareholder Meeting April 17, 2008 Please turn off cell phones and other electronic devices. Exhibit 99.1

› Company Profile › 2007 Merger Integration and Financial Performance › Facing Industry Challenges from a Position of Strength › Planning for the Future

Regions is Among the Largest U.S. Banks
›
Market Capitalization $14 billion
›
Assets $144 billion
›
Loans, net of unearned income $96 billion
›
Deposits $89 billion
›
Branches 1,938
›
ATMs 2,464
NOTE: As of March 31, 2008.

REGIONS

IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
MS
AL
GA
TX
LA
FL
Regions Branches
Morgan Keegan Offices
Regions Insurance Group

Franchise Footprint
Source:  SNL DataSource and Regions as of June 30, 2007.
State Dep. ($B) Mkt. Share Rank
AL $18.2 25% #1
FL 17.7 5 #4
TN 16.7 16 #2
LA 7.6 10 #3
MS 6.2 15 #1
GA 5.5 3 #6
AR 4.3 9 #2
TX 3.0 1 #18
IL 2.4 1 #24
MO 2.3 2 #8
IN 2.0 2 #9
Other 2.4 — —

Regions compares
favorably in terms of
local market share
relative to other top 10
banking franchises
1
Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2007 data.
16.6% Median
7.9 Citigroup
13.2 National City
14.3 SunTrust
16.0 JP Morgan Chase
16.4 Bank of America
16.6 U.S. Bancorp
17.2 Fifth Third
18.3 Wachovia
18.5 Regions
19.1 Wells Fargo
21.8% BB&T
Name
Weighted
Average
Market Share
(1)
Weighted Average Market Share

Morgan Keegan – Among the Largest Regional Full-Service
Brokerage and Investment Banking Firms
Revenue ($M)
Pre-Tax Income ($M)
Financial Performance
416 Office Locations
Revenue Composition (2007)
Profile
›
Founded in 1969
›
Acquired by Regions in 2001
›
1,282 financial advisors
›
416 offices in 19 states
›
Record revenues of $1.3 billion in 2007
›
98,700 new accounts opened in 1Q08
›
$80.0 billion of customer assets
›
$81.0 billion of trust assets
›
#1 underwriter of long-term municipal bonds in the south central
U.S. for 14 consecutive years
›
#11 book-running manager in 2006 ($8.6 billion, 445 issues)
Private
Client
30%
Fixed
Income
Capital
Markets
19%
Equity
Capital
Markets
8%
Regions MK
Trust
17%
Other
11%
Asset Mgmt
15%
$810
$1,029
$1,300
2005 2006 2007
$161
$239
$262
2005 2006 2007

› Company Profile › 2007 Merger Integration and Financial Performance › Facing Industry Challenges from a Position of Strength › Planning for the Future

Merger Integration Complete
Combined
Product Set
and Incentives
Complete Sale
of Divested
Branches
1Q07 2Q07 3Q07 4Q07
Brokerage
Conversion
Mortgage
Origination
and Servicing
Conversion
Trust
Conversion
Event Two Branch
Conversion and
Consolidations
Event Three Branch
Conversion and
Consolidations
Event One Branch
Conversion and
Consolidations
Pre-conversion
Branch
Consolidations

›
443,000 hours of training completed in preparation
for branch conversions in which we converted:
›
1,945 branches
›
7.2 million deposit accounts
›
840,000 loan accounts
›
Consolidated 160 branches in overlapping markets
›
Improved customer retention rate during the
integration
Merger Integration Complete

$0 $200 $400 $600 $800 Original Target Run-rate Achieved at 1Q08 New Target $400 Exceeding Original Cost Saves $ in millions $700+ 2008 2008 2007 1Q08 $510 Run-rate

Financial Performance
0.90%
1.45%
0.29%
59.04%
3.79%
2007
$ 0.55  EPS – diluted
0.53 % Net Charge-Off Ratio
Asset Quality
1.25 % Nonperforming Assets as a % of Loans
Capital
Tangible Equity to Tangible Assets
1.49 % Allowance for Credit Losses as a % of Loans
20.33 % Return on Avg. Tangible Equity
61.45 % Operating Efficiency
3.53 % Net Interest Margin
1Q08 Profitability
NOTE: Ratios are excluding discontinued operations and merger-related charges. For a reconciliation of these amounts to GAAP financial measures and a statement of why management believes these measures provide useful information to investors, see Regions' 8-K filed April 15, 2008 announcing preliminary results of operations for the period ended March 31, 2008 and the 10-K filed on February 27, 2008 for the period ended December 31, 2007.
Financial Summary
5.88%
$ 2.26
5.90%
20.43%

› Company Profile › 2007 Merger Integration and Financial Performance › Facing Industry Challenges from a Position of Strength › Planning for the Future

Source: US Census Bureau Reports
Housing Market
500
550
600
650
700
750
800
850
900
950
J07 F07 M07 A07 M07 J07 J07 A07 S07 O07 N07 D07 J08 F08
$200,000
$210,000
$220,000
$230,000
$240,000
$250,000
$260,000
$270,000
New Home Sales Median New Home Price

Industry Challenges
SUBPRIME
SIVs / CDOs
NON-TRADITIONAL
MORTGAGES
X
X
X
Regions has $100 million (0.1%)
of subprime loans
Regions has no option ARMs,
negative amortization, or loans
with teaser rates
Regions has no SIV exposure or
CDOs on the balance sheet

Historically Low Credit Costs
NOTE: Peers include C, BAC, JPM, WB, WFC, USB, BK, STI, COF, NCC, STT, PNC, BBT, FITB, KEY, NTRS, MTB,
CMA, and MI.  SNL Database
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 1Q08
Regions Peer Average

Excellent Loss Experience versus Peers
NOTE:  Industry peers include FITB,  KEY, NCC, STI, USB, WFC, WM
Net Charge-offs
2Q07 3Q07 4Q07 1Q08
Home Equity
Regions 0.24% 0.31% 0.31% 0.57%
Industry Peers 0.46% 0.64% 1.02%
Residential First Mortgage
Regions 0.12% 0.13% 0.18% 0.23%
Industry Peers 0.22% 0.30% 0.63%

REGIONS

KeyCorp
Fifth Third
Wells Fargo
Regions
SunTrust
BB&T
National City
US Bancorp
M&T Bank
Wachovia
PNC

6.5%
6.3%
6.1%
5.9%
5.7%
5.5%
5.3%
5.2%
5.0%
4.3%
4.1%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
Strong Capital Position
2007 Tangible Equity / Tangible Assets
Source:  SNL DataSource, Tangible Equity/Tangible Assets as of December 31, 2007.
5.5% Median

$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Dividends
NOTE: All per share amounts have been restated to reflect stock splits, stock dividends and the Union Planters merger
37 Consecutive Years of Cash Dividends

› Company Profile › 2007 Merger Integration and Financial Performance › Facing Industry Challenges from a Position of Strength › Planning for the Future

Citigroup
SunTrust
Wells Fargo
Wachovia
BB&T
Bank of America
Regions
Marshall & Ilsley
U.S. Bancorp
JP Morgan Chase
KeyCorp
Fifth Third
PNC
Capital One
National City
M&T Bank

10.5%
10.0%
8.1%
8.0%
7.9%
7.0%
6.9%
5.9%
5.7%
4.5%
4.2%
3.7%
3.4% 3.4%
3.3%
2.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
National Average
6.3%
Fast Growing Footprint
Projected Population Growth (2007-2012) of Market Footprint
(1)
Source:  SNL Financial.  Data as of June 2007.  Pro forma for completed/pending M&A.
1 Deposit weighted by State.

›
Optimize Morgan Keegan opportunities
›
Focus on organic growth
›
Maximize franchise
›
Enhance overall company productivity
›
Emphasize reliable, consistent service quality
across all Lines of Business
Enterprise-wide Strategic Initiatives

Our Brand Promise to Customers
“You can expect more from
Regions. Yes, we are in
the business of banking.
But we are also in the
business of life.
And while our financial
solutions will help you get
more from your money, it is
our mission to help you get
more out of life.”

REGIONS

a higher return on life
REGIONS social responsibility report . 2007

Regions and Social Responsibility Improving lives in the communities we serve: › Corporate Giving Program › Matching Gifts Program › Associate Volunteer Program